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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 18, 2001


                               FIFTH THIRD BANCORP
             (Exact name of registrant as specified in its charter)

            Ohio                       0-8076                     31-0854434
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)

              Fifth Third Center
   38 Fountain Square Plaza, Cincinnati, Ohio                     45263
    (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (513) 579-5300

                                 Not Applicable
             (Former name or address, if changed since last report)

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Item 5. Other Events and Regulation FD Disclosure
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On December 18, 2001, Fifth Third Bancorp issued a press release regarding an authorization by the Board of Directors to repurchase shares of its common stock and the announcement of the fourth quarter 2001 common stock dividend. The press release is attached as Exhibit 99.1.



Item 7. Financial Statements and Exhibits
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     Exhibit 99.1 - Fifth Third Delivers 15% Dividend Increase & Announces Share
Repurchase Authorization




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 FIFTH THIRD BANCORP
                                                 (Registrant)



December 20, 2001                                /s/ Neal E. Arnold
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                                                 Neal E. Arnold
                                                 Executive Vice President
                                                 and Chief Financial Officer